SCHEDULE 14A

                              (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        Kiddie Academy International, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed: January 27, 1997

                                [KAI letterhead]


                                                               February 12, 1997

Dear Stockholder:

         This year's annual meeting of stockholders will be held on Tuesday, March 11, 1997 at 10:00 a.m. at Kiddie Academy's corporate headquarters at 108 Wheel Road, Bel Air, Maryland 21015. You are cordially invited to attend.

         The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, are enclosed herewith.

         After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

         A copy of the Company's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review Kiddie Academy's activities over the past year and our plans for the future. The Board of Directors and Management look forward to seeing you at the annual meeting.

                                                     Very truly yours,

                                                     /s/ George Miller


                                                    George Miller
                                        Chairman and Chief Executive Officer

                                [KAI letterhead]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 11, 1997

          Notice is hereby given that the Annual Meeting of Stockholders of Kiddie Academy International, Inc. (the "Company") will be held at the Company's corporate headquarters at 108 Wheel Road, Bel Air, Maryland 21015 on Tuesday, March 11, 1997 at 10:00 a.m. for the following purposes:

               1. To elect six directors to serve until their terms of office expire and until their successors are duly elected and qualified.

               2. To consider and approve the adoption of amendments to the Company's 1995 Incentive Compensation Plan, as set forth in the Second Amendment and Restatement of the Company's 1995 Incentive Compensation Plan, a copy of which is annexed to the enclosed Proxy Statement.

               3. To consider and ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 1997.

               4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 11, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

         Your Proxy Statement and Proxy are enclosed. You are encouraged to complete, date, sign and return promptly the Proxy in the envelope provided even though you may plan to attend the Annual Meeting. No postage is necessary for mailing in the United States. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will insure your representation if you cannot attend. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

                                      By Order of the Board of Directors


                                      /s/ Michael J. Miller

                                      MICHAEL J. MILLER
                                      Corporate Secretary

Bel Air, Maryland
February 12, 1997

                               [ KAI LETTERHEAD ]

                                PROXY STATEMENT


                                  INTRODUCTION


         This Proxy Statement and accompanying form of Proxy are furnished on or about February 12, 1997 to stockholders of Kiddie Academy International, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournments or postponements thereof. The purposes of the meeting are set forth in the accompanying notice of annual meeting of stockholders.


Proxies and Voting

         The accompanying proxy is solicited by the Board of Directors of the Company. The Board of Directors has selected George Miller and Michael J. Miller, or either of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he or she has previously given a proxy.

         The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on February 11, 1997. At that date there were outstanding and entitled to vote 2,025,000 shares of common stock, par value $.01 per share (the "Common Stock"). In the election of directors each share is entitled to one vote for each director to be elected. For all other matters, each share is entitled to one vote.

         The cost of solicitation of proxies and preparation of proxy materials will be borne by the Company. The solicitation of proxies will generally be by mail and by directors, officers and employees of the Company without additional compensation to them. In some instances solicitation may be made by telephone or telegraph, the costs of which will be borne by the Company. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for reasonable out-of-pocket and clerical expenses for forwarding proxy materials to principals.

         The Annual Report of the Company on Form 10-KSB, including financial statements for fiscal year 1996, has been mailed to all stockholders with this Proxy Statement. All references herein to fiscal year 1996 are to the 52 weeks ended September 29, 1996.

                             ELECTION OF DIRECTORS

         Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the meeting with a quorum present. Abstentions and broker non-votes are considered present at the Annual Meeting for purposes of a quorum but are not considered to be votes cast.

Nominees

         Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote for the election of the following six nominees for the office of director of the Company, to serve as directors for one year or until their respective successors have been duly elected and qualified: Angelo D. Bizzarro, Carl J. Meil, Jr., George Miller, Michael J. Miller, James A. Mitarotonda and Julian R. Siegel. All such nominees are currently serving as directors. The Board of Directors is not aware that any nominee named herein will be unable or unwilling to accept nomination or election. Should any nominee for the office of director become unable to accept nomination or election, the persons named in the proxy will vote for the election of such other persons, if any, as the Board of Directors may recommend.

         The Company has agreed, for a three-year period which commenced December 13, 1995, to nominate and use its best efforts (including the solicitation of proxies) to elect two designees of Barington Capital Group, L.P., the managing underwriter of the Company's initial public offering, to the Board of Directors of the Company. Directors Mitarotonda and Siegel are those designees.

         The Board of Directors recommends a vote "For" the nominees named below.

         The names and ages (as of January 17, 1997) of the Company's current directors (which includes all of the nominees) and executive officers, their principal occupations and business experience for the past five years, and certain other information are set forth below.

                                   DIRECTORS


Angelo D. Bizzarro
Director

Background Information
Angelo D. Bizzarro is 55 years old and has been a director of the Company since September 1995. On October 18, 1996, Mr. Bizzarro was named Chief Executive Officer of the Company. His appointment is expected to take effect on or before February 20, 1997. Mr. Bizzarro currently serves as President and CEO of Caterair International, Inc., an airline catering company, a position he has held since September 1995. He previously served as Executive Vice President and Chief Operating Officer of Caterair International Corporation ("Caterair") and Caterair Holdings (January 1993 - September 1995). From December 1989 until January 1993, Mr. Bizzarro served as Chief Financial Officer of Caterair. Prior to joining Caterair, Mr. Bizzarro worked at Marriott Corporation, where he served as Vice President of Finance and Development of Marriott's airline catering business. Mr. Bizzarro received a Bachelor of Science degree in Accounting from Monmouth College in 1963 and a Masters of Business Administration degree from Lehigh University in 1978. Mr. Bizzarro completed the Harvard Business School Program for Management Development in 1982.


Carl J. Meil, Jr.
Director

Background Information
Carl J. Meil, Jr. is 61 years old and has been a director of the Company since September 1995. Since 1963, he has been President of Carl J. Meil, Jr., Inc., the largest provider of casualty insurance for the child care industry in Maryland. He is a member of the Maryland Child Care Association, Trustee of the Living Classroom Foundation and serves on several other not-for-profit boards of directors. Mr. Meil attended the University of Baltimore School of Law.


George Miller
Chief Executive
Officer and
Chairman

Background Information
George Miller is 63 years old and has been Chief Executive Officer and Chairman of the Board of Directors of the Company since its formation. On October 18, 1996, Mr. Miller resigned as Chief Executive Officer, such resignation to be effective the date on which Angelo D. Bizzarro, the Company's recently appointed Chief Executive Officer, takes office (which is expected to occur on or before February 20, 1997). Since 1990, Mr. Miller has held various executive positions with or acted as a consultant to the Company's subsidiaries. Mr. Miller was Controller of Rouse Company, a national real estate development firm, from 1970 until 1975, and was an auditor for C.W. Amos Company, an independent accounting firm, from 1964 to 1969. Mr. Miller attended Johns Hopkins University from 1961 to 1963 where he majored in Accounting and Finance, and the University of Baltimore from 1957 to 1959 where he majored in Economics. Mr. Miller is the author and publisher of several books on the management and marketing of accounting services. Mr. Miller is the father of Michael J. Miller.

Michael J. Miller
President, Chief
Operating Officer
 & Director

Background Information
Michael J. Miller is 35 years old and has been President and a director of the Company since its formation. In December 1996, Mr. Miller was also elected as the Company's Chief Operating Officer. Since 1982, Mr. Miller has served in various management positions at the Company's subsidiaries. Mr. Miller introduced the franchising concept to the Company and was instrumental in creating the Company's concept and systems. In 1985 he designed and implemented the accounting and business management system currently used throughout the chain. Mr. Miller graduated from Towson State University in 1984 with a Bachelor of Science degree in Business and Finance. Mr. Miller is the son of George Miller.


James A. Mitarotonda
Director

Background Information
Mr. Mitarotonda is 42 years old and is the Chairman, President and Chief Executive Officer of Barington Capital Group, L.P., an investment banking firm, a position he has held since he founded the firm in November 1991. From May 1989 until November 1991, he was a partner with Commonwealth Associates, an investment banking firm. He has served as a director of the Company since January 1996 and also serves as a member of the Board of Directors of Xenometrix, Inc.


Julian R. Siegel
Director

Background Information
Mr. Siegel is 60 years old and has been a director of the Company since January 1996. He is President of Tradeway, Inc., a business consulting firm he founded in 1985. From 1991 to 1993 and from 1985 to 1988, he served, respectively, as Vice President of Operations and Vice President, General Manager of OPT Industries, an electronic manufacturing firm. From 1974 to 1984 he was President of Kenyon Magnetics, Inc., a manufacturer of electronic components. In 1984 Mr. Siegel served as Vice President and member of the Board of Directors of the RMS Electronics, Inc., a manufacturer of cable TV components. From 1972 to 1974 he served as Director of Marketing of Intelectron Corporation, a medical device manufacturer. From 1969 to 1972 Mr. Siegel was a corporate executive of Gulton Industries, a diversified manufacturing company. From 1958 to 1968, he designed and developed earth satellites and space probes at Airborne Instruments Laboratory and at RCA Aerospace Systems Division where he received a NASA commendation for contributions to the Ranger moon probe program. Mr. Siegel received a Bachelor of Electrical Engineering degree from the City College of New York in 1958.

                               EXECUTIVE OFFICERS


Elizabeth T. Howard
Executive Vice
President

Background Information
Ms. Howard is 31 years old and has been an Executive Vice President of the Company since its formation. Since March 1994, Ms. Howard has been Vice President of the Company's subsidiary, Kiddie Academy Franchising Systems, Inc. Prior to joining Kiddie Academy, Ms. Howard headed the Department of Public Programs for Children's and Adult Education for the Walters Art Gallery in Baltimore, Maryland from September 1991 to January 1993. From March 1989 through September 1991, she served as General Manager of the Mid-Shore Center for the Performing Arts in Easton, Maryland. Ms. Howard serves on the Board of Directors of Library Theater, a volunteer children's literary organization, and the Marketing Advisory Council for Center Stage, a theater located in Baltimore, Maryland. In 1994, she received her Masters of General Administration degree in Business Management from the University of Maryland's Graduate School of Management and Technology, and is a member of the Phi Kappa Phi Honor Society. She received her Bachelor of Arts degree in 1989 from Washington College.


Guy A. Matta
Executive Vice
President and
Chief Financial
Officer

Background Information
Mr. Matta is 40 years old and has been Chief Financial Officer of the Company since its formation. In December 1996 he was elected to the additional position of Executive Vice President. From 1990 through April 1995, Mr. Matta was Regional Controller for Domino's Pizza Corporation. From 1989 to 1990, he held the position of Corporate Controller, Senior Financial Officer for Lusk Metals and Plastics, Inc. of Hayward, California. From 1982 to 1989, he was Senior Financial Officer for Cal West Periodicals, Inc., a magazine and book wholesale/distribution company, and, from 1978 to 1982, he served as Senior Staff Auditor for KPMG Peat Marwick, Certified Public Accountants. Mr. Matta received his Bachelor of Science degree from California State University in 1978.

Cynthia L. Spell
Corporate Counsel,
Executive Vice
President and Assistant Secretary

Background Information
Ms. Spell is 39 years old and currently serves as the Company's Corporate Counsel, Executive Vice President and Assistant Secretary. She has been employed as an attorney with the Company and its subsidiaries since September 1993. Ms. Spell was previously an attorney at Shapiro and Olander in Baltimore, Maryland from 1985 to 1993 where, in 1991, she was made Of Counsel to the firm. She graduated in 1979 from St. Mary's College of Maryland (B.A. with honors) and in 1985 from the University of Maryland School of Law (J.D. with honors). She was an Assistant Editor of the Maryland Law Review and was elected to the Order of the Coif. She is a member of the American Bar Association and the Maryland State Bar Association.

Board and Committee Meetings

         The Board of Directors held four regular meetings and one special meeting during fiscal year 1996. Each director attended all of such meetings, as well as all meetings of each committee of which he was a member. The Audit Committee is the Board of Director's sole standing committee. It held one meeting during the past fiscal year and consisted of Directors Meil and Bizzarro. The Audit Committee is responsible for overseeing the Company's internal accounting controls; recommending to the Board of Directors the selection of the Company's independent auditors; reviewing and approving the planned scope, proposed fee arrangements and results of the independent audit; and initiating other special reviews when deemed necessary. The Board has no standing Nomination or Compensation Committee.

Compensation of Directors

         Non-employee directors of the Company received $1,000 for each regular or special Board meeting attended during fiscal year 1996. Members of the Audit Committee receive an additional annual stipend of $250. Total director fees paid by the Company during fiscal year 1996 was $12,000.

Certain Relations and Related Transactions

         From January 1995 through June 1995, Kiddie Academy Child Care Learning Centers, Inc. ("Kiddie Centers"), a wholly owned subsidiary of the Company, borrowed an aggregate of $65,895 from George Miller, Chairman, Chief Executive Officer and a stockholder of the Company, to fund certain of the Company's working capital needs and expenses. This loan, which bore interest at the rate of 8% per annum, was repaid in full in December 1995.

         Pursuant to a lease dated September 25, 1995 with an effective date of October 1, 1995 (the "Corporate Office Lease"), Kiddie Centers, Kiddie Franchising Centers, Inc. ("Kiddie Franchising"), a wholly owned subsidiary of Kiddie Centers, and Kid's Craft, Inc. ("Kid's Craft"), a wholly owned subsidiary of the Company, lease from Penguin Properties Corporation ("PPC"), an entity owned by Michael J. Miller (90% owner), George Miller (5% owner), and Pauline Miller (5% owner) (collectively, the "Principal Stockholders"), the premises at which the Company's headquarters is located, 108 Wheel Road, Bel Air, Maryland. The initial term of the lease is five years, expiring on September 30, 2000, with four five-year renewal options. The annual base rent was $98,646 for the first year of the initial term and escalates annually throughout the initial term and during any renewal term in accordance with the consumer price index. The tenants under the Corporate Lease are also responsible for all real estate taxes and/or special governmental assessments, all insurance and maintenance expenses incurred by the landlord thereunder, and certain charges in connection with the common areas of the premises. Kiddie Centers, Kiddie Franchising and Kid's Craft paid an aggregate of $119,242 in lease payments to PPC in fiscal year 1996 with respect to the Corporate Lease.

         On October 18, 1996, the Corporate Lease was amended (the "Amendment") pursuant to which the remainder of the building comprising the Company's headquarters (the "Expansion Space") was leased to the Company's affiliates. The term of lease with respect to the Expansion Space commenced on November 1, 1996 and will terminate simultaneously with the term of the Corporate Lease. The annual base rent with respect to the Expansion Space is initially $21,708, and escalates on October 1 annually, throughout the initial term and all renewal terms, in accordance with the consumer price index. The Amendment further provides that the tenant will pay all real estate taxes and/or special governmental assessments, all insurance and maintenance expenses incurred by the landlord with respect to the Expansion Space.

         Pursuant to a lease dated September 25, 1995 with an effective date of October 1, 1995 (the "Bel Air Lease"), Kiddie Centers also leases from PPC the premises on which a company-owned center, located at 2235 Old Emmorton Road, Bel Air, Maryland, is situated. The initial term of the lease is five years, expiring on September 30, 2000, with four five-year renewal options. The annual base rent escalates from $92,176 for the first year of the initial term annually throughout the initial term and during any renewal term in accordance with the consumer price index. Kiddie Centers, as tenant under the lease, is also responsible for all real estate taxes and/or special governmental assessments, and all insurance and maintenance expenses incurred by the landlord thereunder. Kiddie Centers paid a total of $95,633 in lease payments to PPC in fiscal year 1996 with respect to the Bel Air Lease.

         Pursuant to a lease dated October 2, 1995 for a term which commenced on November 15, 1995 (the "Liberty Lease"), Kiddie Centers also leases from PPC the premises on which an additional company-owned center, located at 3609 Milford Mill Road, Baltimore, Maryland, is situated. The initial term of the lease is five years, expiring on November 30, 2000, with four five-year renewal options. The annual base rent escalates from $49,440 for the first year of the initial term annually throughout the initial term and during any renewal term in accordance with the consumer price index. Kiddie Centers, as tenant under the lease, is also responsible for all real estate taxes and/or special governmental assessments, and all insurance and maintenance expenses incurred by the landlord thereunder. Kiddie Centers paid a total of $51,294 in lease payments to PPC in fiscal year 1996 with respect to the Liberty Lease.

         Pursuant to an Assignment of Lease dated November 4, 1996 entered into between Kiddie Centers, as assignee, and TAG, Incorporated ("TAG"), as assignor, Kiddie Centers has assumed all of the obligations of TAG, as tenant, under the Lease Agreement dated September 30, 1994 entered into between TAG, as tenant, and PPC, as landlord (the "Kent Island Lease"). The lease pertains to the premises at which the Kiddie Academy Center, located at Route 18, Village of Benton's Crossing, Stevensville, Maryland (the "Kent Island Center"), is situate. The initial term of the Kent Island Lease is 10 years, expiring on approximately November 30, 2004, with two five-year renewal terms. The basic annual rent escalates from $68,959, currently, throughout the initial term and any renewal terms in accordance with the consumer price index. Kiddie Centers, as assignee tenant under the Lease, is also responsible for all real estate taxes and/or special governmental assessments, and all insurance and maintenance expenses incurred by the landlord thereunder.

         In September 1995, PPC refinanced certain outstanding loan obligations with a loan from Sparks State Bank. Pursuant to such loan agreement, the Company has guaranteed the obligations of Kiddie Centers, Kiddie Franchising and Kid's Craft under the Corporate Office Lease and the respective obligations of Kiddie Centers and independent franchisees under their leases with PPC for child care centers. As of September 29, 1996, $1,424,999 was outstanding under the Sparks State Bank loan. In addition, each of Pauline Miller, Michael J. Miller and Kiddie Franchising guaranteed the obligations of Kiddie Centers under a Line of Credit Agreement with Harford National Bank. Such line of credit was repaid in full in December 1995.

         James A. Mitarotonda, a director of the Company, is the Chairman, President and Chief Executive Officer and a partner of Barington Capital Group, L.P. ("Barington"), managing underwriter in the Company's initial public offering which was consummated in December 1995. Under the terms of the Underwriting Agreement, the Company agreed to pay Barington an underwriting fee of 10% of the aggregate offering price and a non-accountable expense allowance of 3% of the aggregate offering price of the securities offered pursuant to the initial public offering and further agreed to employ Barington as an investment banker and financial consultant for a two-year period commencing upon the consummation of the IPO for a fee of $100,000. Total fees of $711,425 were paid to Barington during fiscal year 1996.

         Carl J. Meil, Jr., a director of the Company, is the President and sole stockholder of Carl J. Meil, Jr., Inc., the largest provider of casualty insurance for the child care industry in Maryland. The Company and its subsidiaries paid a total of approximately $160,000 to Carl J. Meil, Jr., Inc. during fiscal year 1996 for various insurance products.

                       PRINCIPAL BENEFICIAL OWNERS OF THE
                             COMPANY'S COMMON STOCK


         As of February 11, 1997, the record date, there were outstanding and entitled to vote 2,025,000 shares of Common Stock.

Principal Owners

         No persons were known by the Company to own beneficially, directly or indirectly, more than 5% of the company's Common Stock outstanding on January 17, 1997 except as follows:

               Name and                                Amount and Nature                  Percent of Class
              Address of                                 of Beneficial
           Beneficial Owner                                Ownership
George Miller                                                 613,380 (1)                        30.29%
c/o Kiddie Academy International, Inc.
Kiddie Academy Corporate Center
108 Wheel Road
Bel Air, Maryland 21015

Michael J. Miller                                             836,906                            41.33%
c/o Kiddie Academy International, Inc.
Kiddie Academy Corporate Center
108 Wheel Road
Bel Air, Maryland 21015

Pauline Miller                                                613,380 (2)                        30.29%
c/o Kiddie Academy International, Inc.
Kiddie Academy Corporate Center
108 Wheel Road
Bel Air, Maryland 21015

Barington Capital Group, L.P.                                 176,000 (3)                         8.00%
888 Seventh Avenue
17th Floor
New York, New York 10019

(1) Includes 44,047 shares of Common Stock owned by Pauline Miller, wife of George Miller, and 523,286 shares of Common Stock owned by Michael J. Miller, son of George Miller (as to which voting power is shared pursuant to the agreement described below), with respect to which George Miller disclaims beneficial ownership.

(2) Includes 46,047 shares of Common Stock owned by George
Miller, husband of Pauline Miller, and 523,286 shares of Common Stock owned by Michael J. Miller, son of Pauline Miller (as to which voting power is shared pursuant to the agreement described below), with respect to which Pauline Miller disclaims beneficial ownership.


(3) Includes 220,000 shares of Common Stock issuable upon exercise of certain warrants.

         The Principal Stockholders are parties to a Voting Agreement pertaining to the Common Stock dated August 8, 1995 (the "Voting Agreement") pursuant to which Michael J. Miller has agreed to vote the shares of Common Stock received by him on the date thereof, other than 52,381 shares, in the manner in which 52,381 shares of Common Stock owned by each of the Principal Stockholders (collectively, the "Primary Shares") are voted, in the same proportion in which the Primary Shares are voted. The Voting Agreement will terminate on the first to occur of the following: (i) the sale of all of the Primary Shares or (ii) the mutual consent of the Principal Stockholders.

Beneficial Ownership of Executive Officers, Directors and Nominees

         The following table lists the number of shares of Common Stock of the Company beneficially owned by directors and executive officers of the Company directly or indirectly as of January 17, 1997:

       Name and Address of Beneficial Owner              Amount and Nature of              Percent of Class
                                                         Beneficial Ownership
George Miller                                                 613,380 (1)                       30.29%
c/o Kiddie Academy International, Inc.
Kiddie Academy Corporate Center
108 Wheel Road
Bel Air, Maryland  21015

Michael J. Miller                                             836,906                           41.33%
c/o Kiddie Academy International, Inc.
Kiddie Academy Corporate Center
108 Wheel Road
Bel Air, Maryland  21015

James A. Mitarotonda                                          176,000 (2)                       8.00%
c/o Barington Capital Group, L.L.P.
888 Seventh Avenue, 17th Floor
New York, New York  10019

All directors and executive officers                        1,103,000                           50.11%
(9 persons)

 (1) Includes 44,047 shares of Common Stock owned by Pauline Miller, wife of George Miller, and 523,286 shares of Common Stock owned by Michael J. Miller, son of George Miller (as to which voting power is shared pursuant to the Voting Agreement described above), with respect to which George Miller disclaims beneficial ownership.

(2)      Represents  shares of Common Stock owned by  Barington  Capital  Group,
L.P. ("Barington") which Barington has the right to acquire within 60 days pursuant to warrants currently exercisable. Mr. Mitarotonda is Chairman, President, Chief Executive Officer and a partner of Barington.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The table below presents a summary of compensation for the last three fiscal years of the chief executive officer of the Company and the other most highly paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 1996.

                                                                    Annual
                                                                 Compensation
Name and
Principal Position
                                            -------------------------------------------------------
                                              Fiscal Year       Salary ($)        Other Annual
                                                                                Compensation ($)
------------------------------------------- ---------------- ----------------- --------------------
George Miller, CEO and Chairman (1)         1996             $120,000                ----
                                            1995             $ 28,600                ----
                                            1994             $  8,400               $800 (2)
------------------------------------------- ---------------- ----------------- --------------------

Michael J. Miller, President                1996             $110,000                ----

(1) Reflects compensation received by George Miller in his capacity as the President of Kiddie Centers and Vice President of Kiddie Franchising for the fiscal years ended 1995 and 1994.

(2) Reflects payments received by George Miller as reimbursement for business related automobile expenses and insurance.

(3) Michael J. Miller's salary and other annual compensation were less than $100,000 for each of the fiscal years ended 1995 and 1994.

Stock Options Granted in Fiscal 1996

         There were no grants of options to purchase the Company's Common Stock to the persons named in the Summary Compensation table during the fiscal year ended September 29, 1996. However, on October 18, 1996, Angelo D. Bizzarro, in connection with his appointment as the Company's Chief Executive Officer, was granted the option to purchase 75,000 non-qualified options to purchase the Company's Common Stock, and 25,000 incentive stock options. The stock options will vest in stages, the first of which will not be exercisable until December 31 of the calendar year in which Mr. Bizzarro's employment commences, or the first year anniversary of his commencement date, whichever first occurs. Additionally, the Board of Directors has adopted, subject to stockholder approval, an amendment to the 1995 Incentive Compensation Plan to increase the maximum number of shares that may be issued under the 1995 Incentive Compensation Plan from 100,000 shares to 300,000. See Incentive Compensation Plan--Approval of Proposed Amendment. The Company has further agreed that if the Company's stockholders approve an increase in the number of shares available to be issued under the 1995 Incentive Compensation Plan, then Mr. Bizzarro will be granted the option to purchase an additional 100,000 shares of the Company's Common Stock. Grants under the 1995 Incentive Compensation Plan are made at the discretion of the Board of Directors. Accordingly, no other future grants under the 1995 Incentive Compensation Plan are yet determinable.

Option Exercises and Fiscal 1996 Year-End Values

         No persons named in the Summary Compensation table owned options to purchase the Company's Common Stock as of September 29, 1996; nor did any of the persons named in the Summary Compensation table exercise options to purchase the Company's Common Stock during the fiscal year ended September 29, 1996.

Employment Contracts

         The Company entered into a three-year employment agreement dated October 1, 1995 with George Miller pursuant to which (i) he will receive an annual base salary of $120,000, for the first year of such employment (with such base salary to increase $10,000 each year thereafter), (ii) he will be entitled to an aggregate bonus equal to 5% of the Company's pretax profits, and (iii) he will be entitled to a severance payment equal to the greater of the remaining payment of salary and bonus due under such employment agreement and 1.75 times his annual base salary and last year's bonus if terminated other than for cause (as defined in his employment agreement); provided however, that the severance payment shall not be payable (x) under circumstances under which George Miller and Michael J. Miller, or their representatives on the Board of Directors, initiate such termination, or (y) in the event George Miller shall have disposed of in excess of 25% of the shares of Common Stock owned by him on December 12, 1995. On October 18, 1996, the Company entered into an Amendment to the employment agreement pursuant to which the term of his agreement shall terminate simultaneously with the termination, including after any renewal terms, of the Employment Agreement entered into with Angelo D. Bizzarro, as described below.

         The Company entered into a three-year employment agreement dated October 1, 1995 with Michael J. Miller pursuant to which (i) he will received an annual base salary of $110,000 for the first year of such employment (with such base salary to increase $10,000 each year thereafter), (ii) he will be entitled to aggregate bonuses equal to 5% of the Company's pretax profits, and (iii) he will be entitled to a severance payment equal to the greater of the remaining payment of salary and bonus due under such employment agreement and 1.75 times his annual base salary and last year's bonus if terminated other than for cause (as defined in his employment agreement); provided however, that the severance payment shall not be payable (x) under circumstances under which George Miller and Michael J. Miller, or their representatives on the Board of Directors, initiate such termination, or (y) in the event Michael J. Miller shall have disposed of in excess of 25% of the shares of Common Stock owned by him on December 12, 1995. On October 18, 1996, the Company entered into an Amendment to the employment agreement pursuant to which the term of his agreement shall terminate simultaneously with the termination, including after any renewal terms, of the Employment Agreement entered into with Angelo D. Bizzarro, as described above.

         The Company entered into a three-year  Employment Agreement with Angelo
D. Bizzarro dated October 18, 1996 (the "Bizzarro Agreement") pursuant to which Mr. Bizzarro will assume duties as the Company's Chief Executive Officer. Mr. Bizzarro is required under the Bizzarro Agreement to assume his duties on or before February 20, 1997 or the contract will terminate. Under the Bizzarro Agreement, Mr. Bizzarro will receive (i) an annual base salary of $295,000, (ii) an annual performance bonus equal to 5% of the Company's pretax profits, and
(iii) a severance payment equal to $295,000 if his employment is terminated without cause, or if the contract is not renewed following the initial three year term for any reason other than cause. The Bizzarro Agreement further provides that Mr. Bizzarro will be entitled to terminate such agreement and receive the severance payment, and an immediate vesting of various stock options, if the Company is sold and, (x) as a result of such disposition, there is a substantial, material and adverse change in the terms or conditions of Mr. Bizzarro's employment and (y) the Company meets specified financial criteria. In addition to his basic salary and performance bonus, Mr. Bizzarro has been granted 75,000 non-qualified stock options (which will vest on December 31 of the calendar year in which his commencement date occurs), and 25,000 incentive stock options, effective as of his commencement date, that will vest in stages on each anniversary of his commencement date. The Bizzarro Agreement further provides that the Company intends to issue Mr. Bizzarro an additional 100,000 stock purchase options, but that this grant is contingent upon the stockholders of the Company increasing the number of shares available to be issued under the Company's 1995 Incentive Compensation Plan from 100,000 to 300,000. If such stockholder approval is not obtained by March 30, 1997, then the Company will be required to grant Mr. Bizzarro 100,000 shares of phantom stock for purposes of granting to Mr. Bizzarro substantially the same financial benefits as those that would have been granted to Mr. Bizzarro pursuant to the additional 100,000 stock purchase options.

         APPROVAL OF PROPOSED AMENDMENTS TO INCENTIVE COMPENSATION PLAN

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's 1995 Incentive Compensation Plan (the "Plan") to increase the maximum number of shares or options to purchase shares that may be issued under the Plan from 100,000 to 300,000, and to establish 250,000 as the maximum number of shares or options to purchase shares that may be granted in any one calendar year to any individual under the Plan. The proposed amendments are set forth in the Company's Second Amendment and Restatement of 1995 Incentive Compensation Plan, a copy of which is attached hereto. As of January 14, 1997, a total of 100,000 shares or options to purchase shares were authorized for issuance under the Plan, of which all have been granted to Mr. Bizzarro, or reserved for issuance to Mr. Bizzarro, pursuant to the terms of his Employment Agreement. Accordingly, as of the date hereof, there are no shares available for future grants under the Plan.

         The Plan was designed to provide additional incentives for directors, officers and other key employees of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the services of persons who are experienced, highly qualified and in a position to make material contributions to the Company's success. The Company believes that stock options are critical in attracting and retaining these key contributors. The Plan is intended to offer a significant incentive by enabling directors and key employees to acquire options to purchase the Company's Common Stock at a price equal to its fair market value on the date the option is granted. The options will become valuable to the recipients only if the price of the Company's common stock appreciates following the grant and when such options have vested. By providing directors and key employees with the opportunity to acquire an equity interest in the Company over time and because benefit is only received through improved stock performance, the Company believes that stock options serve to align the interests of directors and key employees closely with other stockholders.

         The Company believes that an adequate reserve of shares for issuance under the Plan is necessary to enable it to successfully compete with other companies and is essential to the Company's ability to retain experienced employees and to recruit additional qualified individuals. In September 1996, subject to stockholder approval being received at the Annual Meeting, the Board of Directors unanimously adopted an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan by 200,000 shares to a total of 300,000 shares and in December 1996, subject to stockholders approval, unanimously adopted an additional amendment which established 250,000 as the maximum number of shares or options to purchase shares that may be granted in any one calendar year to any individual under the Plan.

         The following table sets forth the grants of stock options under the Plan, to the extent currently known, if the proposed amendment to increase the number of shares available to be issued under the Plan is approved.

                                NEW PLAN BENEFITS
                        1995 Incentive Compensation Plan

                                   Exercise Price
Name and Position                   (Per Share)          Number of Shares

Angelo D. Bizzarro
Chief Executive Officer-elect           (1)                  100,000

Executive Group                         (1)                  100,000

(1) Exercise price will be determined as of the date Mr. Bizzarro commences employment as Chief Executive Officer, which is expected to occur on or before February 20, 1997.

Summary

         The following summary of the Plan, including the proposed amendments requiring stockholder approval, is qualified in its entirety by the specific language of the Plan.

Incentive Compensation Plan

         The Plan is administered by the Board of Directors or by a compensation committee of the Board of Directors (the "Committee") which is authorized to grant to management (approximately six persons as of the date of this Proxy Statement), other key employees (approximately eight persons as of the date of this Proxy Statement), directors of the Company (currently six persons) and consultants engaged by the Company restricted stock, incentive stock options and non-qualified stock options. A maximum of 300,000 shares of Common Stock will be available for issuance under the Plan. The market price per share of such shares as of January 17, 1997 was $3.375. The Plan will expire on, and no awards may be granted thereunder after, the tenth anniversary of the initial adoption of the Plan, subject to the right of the Board of Directors to terminate the Plan at any time prior thereto. The Board of Directors may amend the Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantees' consent.

         Restricted stock awards typically will be granted at no purchase price, although if required under applicable corporate law, the Board of Directors or the Committee may establish a purchase price set at the par value of the Common Stock, payable in cash or by other means, including recognition of past employment. Shares of restricted stock are shares of Common Stock which the grantee is not entitled to sell or otherwise transfer until ownership of the shares vests. The vesting schedule for restricted stock will be determined by the Board of Directors or by the Committee upon grant. If so determined by the Board of Directors or by the Committee upon grant, recipients of restricted stock may receive certain other rights attaching to shares of Common Stock generally, such as dividend and voting rights, as of the date of grant or such later date as the Committee may determine (but not later than the date of vesting for such stock). If the recipient of restricted stock ceases to be employed by the Company or any subsidiary or affiliate of the Company before the vesting date, the restricted stock will be forfeited to the Company.

         An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the Plan shall be determined by the Board of Directors or the Committee at the time of grant and, in the case of an incentive stock option, may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an incentive stock option granted to an optionee who is or will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In order to obtain the shares, a participant must pay the exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the Board of Directors or the Committee, stock of the Company, including stock acquired under the same option. Incentive stock options are intended to qualify under Section 422 of the Code.

         Incentive stock options and non-qualified stock options may be granted with terms of no more than ten years from the date of grant, provided that in the case of an incentive stock option granted to an optionee who is or will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

                   SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences to participants and the Company of stock options granted under the Plan. The summary is based on the provisions of the Internal Revenue Code, as in effect on the date of this document and on existing and proposed regulations and rulings thereunder, all of which are subject to change. Each participant is urged to consult his tax advisor prior to the conversion of a stock award, exercise of an option and sale or other disposition of shares acquired under the Plan.

Incentive Stock Options

         An optionee will not recognize income upon the grant of an incentive stock option or, unless the optionee is subject to the alternative minimum tax as described below, upon the exercise of an incentive stock option. An optionee who exercises an incentive stock option more than three months after retirement or other termination of employment (one year in the event of a termination on account of disability) will recognize income at the time of exercise as if the option were a non-qualified stock option, as described below.

         Upon sale of the shares acquired upon exercise of an incentive stock option, an optionee generally will recognize long-term capital gain in an amount equal to the difference between the sale price of the shares and the exercise price of the option, if the sale of such shares occurs more than two years from the date the incentive stock option was granted and more than one year from the date the shares were transferred to him upon exercise of the option. Under the Plan, the shares acquired upon exercise of an incentive stock option cannot be disposed of by the optionee prior to the expiration of such holding periods without the written consent of the Company.

         If the shares acquired upon exercise of the incentive stock option are sold or disposed of prior to the expiration of the holding periods described in the previous paragraph, the transaction constitutes a disqualifying disposition and the optionee generally will recognize ordinary income on the date of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date the option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the amount realized on a sale exceeds the fair market value of the shares on the date of exercise, the excess will be treated as long-term capital gain if the shares have been held for more than one year or will be treated as short-term capital gain if the shares have been held for one year or less. If the amount realized on the sale is less than the exercise price, the loss will be treated as long-term capital loss if the shares have been held for more than one year or will be treated as short-term capital loss if the shares have been held for one year or less.

         The Company will not be entitled to any deduction for federal income tax purposes at the time an incentive stock option is granted or exercised or, unless a disqualifying disposition has occurred, at the time the shares acquired upon exercise of an incentive stock option are sold. If an optionee makes a disqualifying disposition, the Company generally will be entitled to a deduction at the same time and in the same amount as the optionee is considered to have recognized ordinary income, subject to certain limitations regarding compensation deductions.

Non-Qualified Stock Options

         An optionee generally will not recognize income for federal income tax purposes at the time a non-qualified stock option is granted. Except as described below, an optionee will recognize ordinary income upon exercise of a non-qualified stock option in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price.

         Certain officers of the Company may be subject to potential liability for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If an officer subject to such potential liability exercises a non-qualified stock option within six months of the grant date of the option, the officer will recognize ordinary income on the date which is six months from the grant date in an amount equal to the fair market value of the shares on such date less the exercise price. For this purpose, the grant date is the later of the date on which the option was initially granted or the date of any material modification of the option. An officer subject to potential liability under Section 16(b) of the Exchange Act who exercises an option less than six months after the grant date may make a
Section 83(b) Election to recognize income on the exercise date rather than the date which is six months after the grant date, in an amount equal to the fair market value of the shares on the exercise date less the exercise price.

         An optionee's tax basis in shares received upon exercise of a non-qualified stock option generally is the sum of the exercise price paid and the ordinary income recognized as a result of exercising the non-qualified stock option. This sum is generally equal to the fair market value of the shares on the date the optionee recognizes ordinary income. An optionee's holding period for shares received upon exercise of a non-qualified stock option begins on the date on which ordinary income is recognized.

         When shares acquired upon exercise of a non-qualified stock option are sold, the optionee will recognize gain (or, under certain conditions, loss) at the time of sale equal to the difference between the amount realized and the optionee's tax basis in the shares. The gain (or loss) will be a long-term capital gain (or loss) if more than one year has elapsed between the date on which ordinary income was recognized and the date of sale, and short-term gain (or loss) if one year or less has elapsed.

         The Company generally will be entitled to a deduction for federal income tax purposes upon exercise by an optionee of a non-qualified stock option provided any applicable income reporting requirements are satisfied and subject to certain limitations regarding compensation deductions. The deduction will correspond in timing and amount to the recognition of ordinary income by the optionee.

Alternative Minimum Tax

         A taxpayer may be subject to an alternative minimum tax which is payable to the extent that such alternative minimum tax exceeds the taxpayer's regular income tax for the year. The alternative minimum tax is imposed at a flat rate of 26% on the taxpayer's alternative minimum taxable income up to $175,000 in excess of an exemption amount, and at a rate of 28% on the taxpayer's alternative minimum taxable income greater than $175,000 above the exemption amount. In computing a taxpayer's alternative minimum taxable income, the excess of the fair market value of the shares on the exercise date of an incentive stock option (or, in the case of an officer potentially subject to liability under Section 16(b) of the Exchange Act who exercises an option within six months of the grant date, on the date six months from the grant date, unless the officer elects to make an election pursuant to the Treasury Regulations to be taxed on the exercise date) over the exercise price is included in alternative minimum taxable income. If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that is included in alternative minimum taxable income is the gain realized on the disposition of the shares. The portion of a taxpayer's alternative minimum tax attributable to certain items included in the computation of alternative minimum taxable income (including amounts attributable to the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

Board of Directors' Recommendation

         The Board of Directors believes that the proposed amendments to the Plan are in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote "For" the amendments to the Plan, as set forth in the attached Second Amendment and Restatement of the Company's 1995 Incentive Compensation Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, as of January 22, 1997, the Company believes that during fiscal year 1996, each director, executive officer and 10% beneficial owner failed to file Form 3 on a timely basis, although the Company knows of no transactions that were not reported on a timely basis as a result of such omissions. All such omissions were corrected as of November 12, 1996, except for that of Robert Benowitz (the Company's Chief Operating Officer from September 18, 1995 - January 3, 1996) and Dennis Urner (the Company's Chief Operating Offer from January 4 March 8, 1996). Additionally, to the Company's knowledge, Messrs. Benowitz and Urner have not filed a Form 5 as of the date of this Proxy Statement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Deloitte & Touche LLP, independent public accountants, to audit the Company's financial statements for fiscal year 1997. Deloitte & Touche LLP has performed the annual audits of the Company since the Company's inception in 1995. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and will be available to answer appropriate questions. The representative will have the opportunity to make a statement at the meeting if the representative so desires. The Board of Directors unanimously recommends a vote "For" the appointment of Deloitte & Touche LLP as the Company's independent public auditors for the 1997 fiscal year.

                                 OTHER MATTERS

         The Board of Directors of the Company knows of no matters to be presented for action at the Annual Meeting other than those mentioned above; however, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company. Other than the election of directors, each matter to be submitted to the stockholders requires the affirmative vote of a majority of all the shares voted at the meeting in person or by proxy. Abstentions and broker non-votes are treated as shares presented but not voted.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company not later than November 11, 1997, and satisfy the conditions established by the SEC for inclusion in the Company's proxy statement and proxy relating to that meeting.


                              REPORT ON FORM 10-KSB

         Additional copies of the Annual Report on Form 10-KSB and applicable exhibits are available to stockholders free of charge upon written request. Requests should be sent to Kiddie Academy International, Inc., 108 Wheel Road, Bel Air, Maryland 21015, Attention: Michael J. Miller.

                                          By Order of the Board of Directors

                                          /s/ Michael J. Miller

                                          Michael J. Miller
                                          Corporate Secretary

February 12, 1997

Annex:  Second Amendment and Restatement of 1995 Incentive Compensation Plan

                      SECOND AMENDMENT AND RESTATEMENT OF
                       KIDDIE ACADEMY INTERNATIONAL, INC.
                        1995 INCENTIVE COMPENSATION PLAN

                                    PREAMBLE

                  On September 18, 1995, the Board of Directors (the "Board") of Kiddie Academy International, Inc. (the "Company") adopted the Kiddie Academy International, Inc. 1995 Incentive Compensation Plan (the "Plan"). In September, 1996, the Board amended and restated the Plan in its entirety. Pursuant to resolutions duly adopted by the Board, the Plan has been fully amended and restated a second time and is embodied in this document.

         1.       Purpose

                  The purpose of this Plan is to encourage and enable selected management, other key employees, directors and consultants of the Company and its Affiliates (as hereinafter defined) to acquire a proprietary interest in the Company through the ownership of common stock of the Company. Such ownership will provide such individuals with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or an Affiliate of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company or an Affiliate of the Company. Pursuant to the Plan, such employees will be offered the opportunity to acquire such common stock through the grant of Incentive Stock Options, "non-qualified" stock options and stock awards. All options shall be separately designated as Incentive Stock Options or "non-qualified" stock options at the time of the grant.

                  As used herein, the term "Affiliate" shall mean any parent or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Administration of the Plan

                  The Plan shall be administered by the Board of Directors of the Company (the "Board) or by a stock option committee, which may also be the compensation committee (the "Committee"), appointed from time to time by the Board, which Committee shall consist of not less than two members of the Board and all of the members of which Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 as from time to time in effect under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and "Outside Directors" within the meaning of Section 162(m) of the Code.

                  The Board or Committee may adopt such rules and regulations, as it deems necessary, desirable or appropriate, for the administration of the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Board or Committee shall be final and conclusive on all employees, directors and consultants of the Company or an Affiliate of the Company participating or eligible to participate in the Plan. The Board or Committee shall determine, among other things, the individuals to whom, and the time or times at which, grants shall be made, the number of options or shares of stock to be included in the grants, whether options granted shall be Incentive Stock Options or non-qualified stock options, the option price, and all other terms and conditions of any such grant (which terms and conditions shall be consistent with the provisions of the Plan).

         3.       Shares of Stock Subject to the Plan

                  The number of shares available for stock awards, or which may be issued or transferred pursuant to the exercise of options granted under the Plan, shall not exceed 300,000 shares of the common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to a stock award or option under the Plan.

                  The maximum number of shares of Common Stock which may be awarded or for which options may be granted under the Plan during any one calendar year to any one individual shall be limited to 250,000. For purposes of applying this limitation, if an award or option is terminated, surrendered or canceled, the shares or underlying shares in the case of an option shall continue to be counted against the maximum number of shares that may be awarded or for which options may be granted during any one calendar year to any one individual.

         4.       Eligibility

                  Stock awards and options may be granted only to management, other key employees who are employed by the Company and its Affiliates, directors of the Company or any of its Affiliates and consultants engaged by the Company or any of its Affiliates. Incentive Stock Options may be granted only to management and other key employees who are employed by the Company and its Affiliates. A director or officer shall in no event be eligible to receive stock awards or options under the Plan unless at the time discretion is exercised in the selection of such person as a person to whom stock may be awarded or options may be granted, or in the determination of the number of shares which may be covered by any such award or option, (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Non-Employee Directors and such discretion is exercised by such Committee, or (ii) the grant of such stock award or option otherwise complies with the requirements of Rule 16b-3.

         5.       Granting of Stock Awards

                  The Board or the Committee may grant stock awards under the Plan in Common Stock or denominated in units of Common Stock. Such awards may be granted either alone, in addition to, or in tandem with any other type of award granted under the Plan. The Board or the Committee, in its discretion, may make such awards either noncontingent or contingent upon attainment of certain performance objectives to be achieved during a period of time, or upon continued service with the Company. The measure of whether and to what degree such objectives have been attained and the resulting awards will be determined by the Board or the Committee in its discretion. The Board or the Committee may choose, at the time of the grant of the award, or any time thereafter up to the time of payment of the award, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms as the Board or the Committee may establish. All dividends or dividend equivalents which are not paid currently may, at the Board's or the Committee's discretion, accrue interest and be paid to the participant if and when and to the extent that such award is paid. The grant of any such stock awards shall be evidenced by stock award agreements in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time.

         6.       Terms and Conditions of Options

                  No option pursuant to this Plan shall be exercisable after the expiration of 10 years from the date it was granted. The date of the grant of any option shall be the date on which the Board or the Committee, as the case may be, authorizes the grant of such option. Options shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time, which agreements need not be identical and shall contain in substance the following terms and conditions:

                  (a) Option Price. The purchase under each Incentive Stock Option shall be 100% of the fair market value of the Common Stock at the time the option is granted but in no case less than the par value of such Common Stock. In the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates, actually or constructively under Section 424(d) of the Code (a "10% Stockholder"), the option price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of its grant and the option shall not be exercisable after the expiration of five years from the date of grant. The fair market value of the Common Stock on such date shall be determined in a manner consistent with the requirements of the Code. The purchase price under each non-qualified stock option shall be specified by the Board or the Committee but in no case shall be less than the par value of the Common Stock subject to the non-qualified stock option.

                  (b) Medium and Time of Payment. The vested portion of an option may be exercised, in whole or in part, by delivering written notice to the Board or Committee in such form as the Board or Committee may require from time to time. Such notice shall specify the number of shares of Common Stock subject to the option as to which the option is being exercised, and shall be accompanied by full payment of the exercise price of the shares of Common Stock as to which the option is being exercised. Payment of the exercise price shall be made in cash. In the Board or Committee's sole and absolute discretion, the Board or Committee may authorize payment of the exercise price to be made, in whole or in part, by such other means as the Board or Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

                  If the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, the Board or Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  Upon receipt of written notice of exercise and payment, the Company shall deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

                  (c) Rights as a Stockholder. A recipient of options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until such shares have been issued upon the due exercise of the option. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (d) Non-Assignability of Options. No option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, options shall be exercisable only by him or during the period he is under legal disability, by his guardian or legal representative.

                  (e) Vesting. The term during which each option may be exercised shall be determined by the Board or Committee. In no event shall a stock option be exercisable more than ten years from the date it is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder (as defined in subparagraph 6(a) hereof), such option, by its terms, shall be exercisable only within five years from the date it is granted.

                  (f) Restrictions as to Incentive Stock Options. To the extent that the aggregate fair market value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any option holder during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as non-qualified stock options.

                  (g)  Securities  Law  Compliance.  The Company may require any option holder, or any person to whom an option is transferred under subparagraph (d) hereof, as a condition of exercising any such option,
         (i) to give written assurances satisfactory to the Company as to the option holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

                  (h) Effect of Termination of Relationship with the Company or an Affiliate or Death. No option shall be exercisable after termination of such holder's relationship with the Company or any Affiliate of the Company as an employee, director or consultant unless such termination occurs by reason of retirement with the consent of the Company, disability (within the meaning of Section 22(e)(3) of the Code) or death. In the event of the retirement of a recipient of options with the consent of the Company, the options or unexercised portions thereof which were otherwise exercisable on the date of retirement shall expire unless exercised within a period of three months after the date of retirement. Option rights shall not be affected by any change of employment as long as the recipient continues to be employed by either the Company or an Affiliate of the Company. In the event of the termination of a recipient's employment due to disability, the options or unexercised portions thereof which were otherwise exercisable on the date of termination shall expire unless exercised within one year after the date of termination pursuant to Section 22(e)(3) of the Code. In the event of the death of a recipient of options while an employee, director or consultant of the Company or an Affiliate of the Company or in the event of the death of the recipient within the three-month period following termination of such relationship by reason of retirement with the consent of the

         Company, the options which were otherwise exercisable on the date of termination of such relationship shall be exercisable by his personal representatives, heirs, or legatees at any time prior to the expiration of one year from the date of his death. In no event, however, shall an option be exercisable after 10 years from the date it is granted (five years in the case of an option granted to a 10% Stockholder). In the event that an option holder's relationship with the Company or of any Affiliate of the Company ceases for any reason, including death or retirement, prior to the lapse of the applicable waiting period, his option shall terminate and be null and void. The Board or the Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of the holder's relationship with the Company or an Affiliate of the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate.

                  (i) Leave of Absence. In the case of a recipient on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after 10 years from the date it is granted (five years in the case of an option granted to a 10% Stockholder).

                  (j) Dividends; Recapitalization. In the event that dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of the year, or in the event there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than five percent of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

                  (k) Sale or Reorganization. In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization or liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated or otherwise reorganized corporation, provided only that any such adjustment shall be subject to the requirements of Section 424 of the Code, or (ii) give written notice to recipients that their options, which will become immediately exercisable notwithstanding any vesting period otherwise prescribed by the Committee, must be exercised within 60 days of the date of such notice or they will be terminated.

                  (l) General Restrictions. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue, transfer or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         7.       Termination and Amendment of the Plan

                  The Board shall have the right to amend, suspend or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any option right or stock award theretofore granted under the Plan; and, provided, further, that unless first duly approved by the holders of Common Stock entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in subparagraphs 6(j) and 6(k) hereof, no amendment or change shall be made in the Plan to: (i) increase the total number of shares which may be issued or transferred under the Plan; (ii) change the purchase price hereinbefore specified for the shares subject to options; (iii) extend the period during which options may be granted or exercised under the Plan; (iv) change the designation of employees eligible to receive options or stock awards under the Plan; or (v) modify the Plan in any other way if such modification requires stockholder approval in order for the

Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act.

         8.       Restriction on Sale of Shares

                  Without the written consent of the Company, no stock acquired by an optionee upon exercise of an Incentive Stock Option granted hereunder shall be disposed of by the optionee within two years from the date such Incentive Stock Option was granted, nor within one year after the transfer of such stock to the optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in
Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

         9.       Miscellaneous

                  (a) The Board shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will vest pursuant to subparagraph 6(e) hereof, notwithstanding the provisions in the option agreement stating the time at which it may first be exercised or the time during which it will vest.

                  (b) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any employee, director or optionee any right to continue in the employ of the Company or any Affiliate (or continue to act as a director) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a director of any employee, director or optionee with or without cause.

         10.      Effective Date of the Plan

                  This Plan shall become effective on the date of its adoption by the favorable vote of the majority of the Board, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board; and if such approval is not obtained, the Plan shall terminate and any and all options granted during such interim period shall also terminate and be of no further force or effect. The Plan shall, in all events, terminate on September 18, 2005, or such earlier date as the Board of Directors of the Company may determine. Any option outstanding at the termination date shall remain outstanding until it has either expired or has been exercised.

                                REVOCABLE PROXY
                       KIDDIE ACADEMY INTERNATIONAL, INC.



  [X]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of Kiddie Academy International, Inc. hereby appoints George Miller or Michael J. Miller, or either of them, the lawful attorneys and proxies of the undersigned, with several powers of substitution, to vote all shares of Common Stock of Kiddie Academy International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held March 11, 1997, and at any and all adjournments and postponements thereof. Any and all proxies heretofore given are hereby revoked.



Please be sure to sign and date this Proxy in the box below.




1.  Election of Directors  For      Withhold    For all except
                           [ ]        [ ]            [ ]


                A. Bizzarro, C. Meil, Jr., G. Miller, M. Miller
                           J. Mitarotonda, R. Siegel

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


2.  Amendments to 1995 Incentive Compensation Plan
            For            Against          Abstain
            [ ]              [ ]              [ ]

3.  Appointment of Deloitte & Touche LLP
            For            Against          Abstain
            [ ]              [ ]              [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 3 and in the best judgement of the proxy holders on all other matters.

         Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Date



Stockholder sign above     Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.
                       KIDDIE ACADEMY INTERNATIONAL, INC.

   The above signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY